UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 16, 2005

Commission File Number 1-15929 1-8349 1-3382 1-3274	Exact names of registrants as specified in
their charters, state of incorporation,
address of principal executive offices,
and telephone number

PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA PROGRESS CORPORATION
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: Florida

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida	IRS Employer Identification Number 56-2155481 59-2147112 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., Florida Progress Corporation and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

        On March 16, 2005, the Organization and Compensation Committee (the “Committee”) of the Board of Directors of Progress Energy, Inc. (“Progress Energy,” “PGN” or the “Company”) approved cash bonus awards to be paid pursuant to Progress Energy’s Management Incentive Compensation Plan (“MICP”) in March 2005 to the executive officers of Progress Energy. Progress Energy’s executive officers serve as officers and/or directors of various Progress Energy subsidiaries as set forth below. They have multiple responsibilities within and provide various services to Progress Energy and its subsidiaries. The total compensation of Progress Energy’s executive officers is designed to cover the full range of services they provide to Progress Energy and its subsidiaries. It is not the policy of Progress Energy to allocate compensation paid to its executive officers among the various subsidiaries to which they provide services.

        The table below shows approved cash bonus awards that will be paid for 2004 to those officers who (i) are expected to be named in the Summary Compensation Table of the Company’s 2005 Annual Meeting Proxy Statement; (ii) are expected to be named in the Summary Compensation Table of the 2005 Annual Meeting Proxy Statement of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”); and (iii) would be designated as “named executive officers” (“NEOs”) of Florida Progress Corporation (“FPC”) and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) as determined in accordance with Item 402(a)(3) of Regulation S-K as promulgated by the Securities and Exchange Commission.

Name and Principal Position		Serves as NEO of			Bonus

Robert B. McGehee
Chief Executive Officer - Progress Energy

William D. Johnson
President and COO - Progress Energy

William S. Orser
Group President - PEC

Peter M. Scott III
President and CEO - Progress Energy
Service Company

Tom D. Kilgore
Group President - PEC

Fred N. Day IV
President and CEO - PEC

Geoffrey S. Chatas
Executive Vice President and CFO

H. William Habermeyer, Jr.
President and CEO - PEF

John R. McArthur
Senior Vice President and Secretary -
Progress Energy

Robert H. Bazemore, Jr.*
Controller	PGN X X X X X	PEC X X X X X X	FPC X X X X X	PEF X X X X X	$830,000 $375,000 $345,000 $335,000 $260,000 $240,000 $230,000 $200,000 $175,000 $ 80,086

* Award approved by the CEO of Progress Energy, in accordance with the provisions of the MICP.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 16, 2005, W. D. Frederick, Jr., a member of the Board of Directors of the Company (the “Board”), notified the Company that he would not stand for re-election to the Board at the 2005 Annual Meeting of Shareholders scheduled for May 11, 2005. Mr. Frederick cited other time commitments as the reason for his decision. Mr. Frederick has served as a Director of the Company since 2000 and also serves as a Director of PEC and FPC.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, PEC, FPC nor PEF undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC.,
FLORIDA PROGRESS CORPORATION and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Geoffrey S. Chatas
        Geoffrey S. Chatas
        Executive Vice President and
Chief Financial Officer

Date: March 22, 2005